Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

Flagstone Reinsurance Holdings, S.A.
37 Val St. André, L-1128
Luxembourg
Grand Duchy of Luxembourg
Contact Information:
Brenton Slade
Chief Marketing Officer
+352 2 735 1515

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with
The documents that we file with the Securities and Exchange Commission (“SEC”)
pursuant to the Securities Act 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings, S.A.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Basis of Presentation
Cautionary Statement Regarding Forward-Looking Statements
Regulation G – Non-GAAP Financial Measures
I.Financial Highlights
II.Income Statements
a.Consolidated Statements of Income – Quarterly
b.Segment Reporting
c.Gross Premiums Written by Line of Business and Geographic Area of Risk
III.Consolidated Balance Sheets
IV.Investment Portfolio Composition
V.Loss Reserve – Paid to Incurred Analysis
VI.Share Analysis
a.Capitalization
b.Earnings Per Common Share Information – As Reported
c.Basic and Diluted Book Value Per Common Share Analysis
VII.Mont Fort Consolidation
a.Balance Sheet Consolidation
b.Income Statement Consolidation
VIII.Non-GAAP Financial Measure Reconciliation
Page(s) i ii iii 1 2 3 4 5 6 7 8 9 10 11 12 13

Flagstone Reinsurance Holdings, S.A.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share amounts, per share amounts and percentages.

•
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

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Flagstone Reinsurance Holdings, S.A.

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

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Flagstone Reinsurance Holdings, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

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Flagstone Reinsurance Holdings, S.A.
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009

Gross premiums written	$185,649	$174,590	$955,462	$864,784
Net premiums written	$159,376	$134,809	$776,999	$689,592
Net premiums earned	$198,694	$195,517	$647,588	$555,328
Net investment income	$7,488	$10,779	$22,992	$19,672
Net income attributable to Flagstone	$37,261	$67,130	$82,034	$170,687
Net operating income (1)	$6,491	$46,861	$38,620	$136,070
Comprehensive income attributable to Flagstone	$42,696	$62,700	$82,691	$171,626
Cash flow from operating activities	$121,219	$131,054	$232,689	$260,159
Loss and loss adjustment expense reserves	$683,278	$471,954	$683,278	$471,954
Flagstone shareholders’ equity	$1,224,053	$1,137,615	$1,224,053	$1,137,615

PER COMMON SHARE AND COMMON SHARE DATA

Net income attributable to Flagstone per common share - Basic	$0.48	$0.80	$1.03	$2.01
Net income attributable to Flagstone per common share - Diluted	$0.48	$0.80	$1.02	$2.01
Diluted net operating income per common share (1)	$0.08	$0.56	$0.48	$1.60
Weighted average common shares outstanding - Basic	77,631,156	84,004,784	79,871,964	84,711,027
Weighted average common shares outstanding - Diluted	77,772,847	84,176,602	80,071,159	84,909,340
Basic book value per common share	$15.93	$13.69	$15.93	$13.69
Diluted book value per common share	$15.10	$13.20	$15.10	$13.20
Diluted book value per common share plus accumulated distriubtions (2)	$15.62	$13.54	$15.62	$13.54
Distributions declared per common share (2)	$0.04	$0.04	$0.12	$0.12

FINANCIAL RATIOS
Change in diluted book value per share (3)	4.4%	6.4%	8.8%	17.4%

Loss ratio	59.9%	41.0%	61.5% %	38.6%
Acquisition cost ratio	15.4%	18.0%	18.4%	17.9%
General and administrative expense ratio	24.8%	18.0%	20.6%	18.8%
Combined ratio	100.1%	77.0%	100.5%	75.3%

INVESTMENT DATA
Total assets	$2,897,473	$2,643,867	$2,897,473	$2,643,867
Total cash and investments (4)	$2,075,144	$1,889,290	$2,075,144	$1,889,290

(1) Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) – investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains) and non-recurring items.

(2) Distributions declared per common share are in the form of a non-dividend return of capital. Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(3) Change in diluted book value per common share represents the increase (decrease) in diluted book value per common share in the period plus distributions declared.
(4) Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Reinsurance Holdings, S.A.
CONSOLIDATED STATEMENTS OF INCOME – QUARTERLY (Unaudited)

Three months ended						Nine months ended		Year ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	September 30, 2010	September 30, 2009	December 31, 2009

REVENUES
Gross premiums written	$185,649	$369,111	$400,202	$123,707	$174,590	$955,462	$864,784	$988,491
Premiums ceded	(26,273)	(75,769)	(76,421)	(20,830)	(39,781)	(178,463)	(175,192)	(196,022)
Net premiums written	159,376	293,842	323,781	102,877	134,809	776,999	689,592	792,469
Change in net unearned premiums	39,318	(61,763)	(106,966)	100,250	60,708	(129,411)	(134,264)	(34,014)
Net premiums earned	198,694	232,079	216,815	203,127	195,517	647,588	555,328	758,455
Net investment income	7,488	8,219	7,285	8,859	10,779	22,992	19,672	28,531
Net realized and unrealized gains - investments	40,165	(12,671)	9,811	13,199	21,286	37,305	26,469	39,668
Net realized and unrealized gains - other	7,677	(1,966)	5,658	(20)	1,373	11,369	11,273	11,253
Other income	1,785	6,531	11,041	9,957	4,269	19,357	11,771	21,728
Total revenues	255,809	232,192	250,610	235,122	233,224	738,611	624,513	859,635

EXPENSES
Loss and loss adjustment expenses	119,089	151,863	127,379	68,775	80,175	398,331	214,410	283,185
Acquisition costs	30,615	45,584	42,837	37,007	35,224	119,036	99,464	136,471
General and administrative expenses	46,001	38,576	35,964	37,111	32,050	120,541	94,096	131,207
Stock based compensation expense	3,337	4,146	5,211	5,883	3,216	12,694	10,048	15,931
Interest expense	2,690	2,545	2,514	2,615	2,814	7,749	9,490	12,105
Net foreign exchange losses (gains)	17,072	(7,856)	(3,956)	106	2,390	5,260	3,125	3,231
Total expenses	218,804	234,858	209,949	151,497	155,869	663,611	430,633	582,130

Income (loss) before income taxes and
interest in earnings of equity investments	37,005	(2,666)	40,661	83,625	77,355	75,000	193,880	277,505
Provision for income tax	(966)	(438)	(2,852)	(5,336)	(532)	(4,256)	(76)	(5,412)
Interest in earnings of equity investments	(364)	(283)	(259)	(308)	(370)	(906)	(1,048)	(1,356)
Net income (loss)	35,675	(3,387)	37,550	77,981	76,453	69,838	192,756	270,737
Less: Loss (income) attributable to noncontrolling interest	1,586	16,656	(6,046)	(6,476)	(9,323)	12,196	(22,069)	(28,545)
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$37,261	$13,269	$31,504	$71,505	$67,130	$82,034	$170,687	$242,192

Net income (loss)	$35,675	$(3,387)	$37,550	$77,981	$76,453	$69,838	$192,756	$270,737
Change in currency translation adjustment	5,352	(1,184)	(3,697)	(10)	(4,656)	471	2,610	2,600
Change in defined benefit pension plan obligation	83	(397)	500	(23)	480	186	159	136
Comprehensive income (loss)	41,110	(4,968)	34,353	77,948	72,277	70,495	195,525	273,473
Less: Comprehensive loss (income) attributable to noncontrolling interest	1,586	16,656	(6,046)	(6,087)	(9,577)	12,196	(23,899)	(29,986)

COMPREHENSIVE INCOME ATTRIBUTABLE TO FLAGSTONE	$42,696	$11,688	$28,307	$71,861	$62,700	$82,691	$171,626	$243,487

KEY RATIOS

Loss ratio	59.9%	65.4%	58.8%	33.9%	41.0%	61.5%	38.6%	37.3%
Acquisition cost ratio	15.4%	19.6%	19.8%	18.2%	18.0%	18.4%	17.9%	18.0%
General and administrative expense ratio (1)	24.8%	18.4%	19.0%	21.2%	18.0%	20.6%	18.8%	19.4%
Combined ratio	100.1%	103.4%	97.6%	73.3%	77.0%	100.5%	75.3%	74.7%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	77,631,156	79,479,918	82,558,971	83,071,505	84,004,784	79,871,964	84,711,027	84,279,777
Weighted average common shares outstanding - Diluted (2)	77,772,847	79,613,131	82,741,580	83,294,463	84,176,602	80,071,159	84,909,340	84,503,792

Net income attributable to Flagstone per common share - Basic	$0.48	$0.17	$0.38	$0.86	$0.80	$1.03	$2.01	$2.87
Net income attributable to Flagstone per common share - Diluted	$0.48	$0.17	$0.38	$0.86	$0.80	$1.02	$2.01	$2.87

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings, S.A.
SEGMENT REPORTING (Unaudited)

	Three months ended September 30, 2010					Three months ended September 30, 2009
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$129,701	$35,567	$29,479	$(9,098)	$185,649	$132,274	$24,356	$28,215	$(10,255)	$174,590
Premiums ceded	(13,565)	(4,812)	(16,994)	9,098	(26,273)	(24,168)	(10,243)	(15,621)	10,251	(39,781)
Net premiums written	116,136	30,755	12,485	-	159,376	108,106	14,113	12,594	(4)	134,809
Net premiums earned	$161,671	$36,921	$102	$-	$198,694	$173,408	$18,291	$3,818	$-	$195,517
Other related income	295	845	5,677	(4,408)	2,409	1,037	1,454	4,127	(2,956)	3,662
Loss and loss adjustment expenses	(95,780)	(23,466)	157	-	(119,089)	(69,134)	(11,012)	(29)	-	(80,175)
Acquisition costs	(21,949)	(8,961)	(4,113)	4,408	(30,615)	(29,972)	(4,648)	(3,560)	2,956	(35,224)
General and administrative expenses (2)	(40,094)	(6,333)	(2,911)	-	(49,338)	(28,237)	(4,187)	(2,842)	-	(35,266)
Underwriting income (loss)	$4,143	$(994)	$(1,088)	$-	$2,061	$47,102	$(102)	$1,514	$-	$48,514
Loss ratio (3)	59.2%	63.6%	(2.7)%		59.9%	39.9%	60.2%	0.4%		41.0%
Acquisition cost ratio (3)	13.6%	24.3%	71.2%		15.4%	17.3%	25.4%	44.8%		18.0%
General and administrative expense ratio (3)	24.8%	17.2%	50.4%		24.8%	16.3%	22.9%	35.8%		18.0%
Combined ratio (3)	97.6%	105.1%	118.9%		100.1%	73.5%	108.5%	81.0%		77.0%
Total assets	$2,536,580	$259,362	$101,531		$2,897,473	$2,416,999	$114,256	$112,612		$2,643,867

	Nine months ended September 30, 2010					Nine months ended September 30, 2009
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$768,095	$148,529	$70,557	$(31,719)	$955,462	$715,532	$109,949	$70,025	$(30,722)	$864,784
Premiums ceded	(120,395)	(23,901)	(65,886)	31,719	(178,463)	(120,610)	(21,767)	(63,535)	30,720	(175,192)
Net premiums written	647,700	124,628	4,671	-	776,999	594,922	88,182	6,490	(2)	689,592
Net premiums earned	$532,296	$110,219	$5,073	$-	$647,588	$512,139	$38,495	$4,694	$-	$555,328
Other related income	3,260	10,976	16,822	(11,983)	19,075	3,541	3,887	14,815	(10,239)	12,004
Loss and loss adjustment expenses	(305,773)	(92,073)	(485)	-	(398,331)	(189,279)	(24,331)	(800)	-	(214,410)
Acquisition costs	(92,176)	(26,349)	(12,494)	11,983	(119,036)	(90,867)	(8,532)	(10,304)	10,239	(99,464)
General and administrative expenses (2)	(108,199)	(17,890)	(7,146)	-	(133,235)	(85,129)	(11,484)	(7,531)	-	(104,144)
Underwriting income (loss)	$29,408	$(15,117)	$1,770	$-	$16,061	$150,405	$(1,965)	$874	$-	$149,314
Loss ratio (3)	57.4%	83.5%	2.2%		61.5%	37.0%	63.2%	4.1%		38.6%
Acquisition cost ratio (3)	17.3%	23.9%	57.1%		18.4%	17.7%	22.2%	52.8%		17.9%
General and administrative expense ratio (3)	20.3%	16.2%	32.6%		20.6%	16.6%	29.8%	38.6%		18.8%
Combined ratio (3)	95.0%	123.6%	91.9%		100.5%	71.3%	115.2%	95.5%		75.3%
Total assets	$2,536,580	$259,362	$101,531		$2,897,473	$2,416,999	$114,256	$112,612		$2,643,867

(1) Inter segment eliminations relate to Flagstone Suisse quota share arrangements with Island Heritage and Lloyd's.
(2) General and administrative expenses includes stock based compensation expense.
(3) For Island Heritage segment all ratios calculated using expenses divided by net premiums earned plus other related income.

Flagstone Reinsurance Holdings, S.A.
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended September 30,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written (5)	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$54,075	29.1%	$60,281	34.5%
Property	52,011	28.0%	43,310	24.8%
Short-tail specialty and casualty	50,084	27.0%	42,784	24.5%
Island Heritage
Insurance	29,479	15.9%	28,215	16.2%
Total	$185,649	100.0%	$174,590	100.0%

	Nine months ended September 30,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written (5)	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$454,071	47.5%	$443,332	51.3%
Property	210,580	22.0%	151,813	17.5%
Short-tail specialty and casualty	220,254	23.1%	199,614	23.1%
Island Heritage
Insurance	70,557	7.4%	70,025	8.1%
Total	$955,462	100.0%	$864,784	100.0%

	Three months ended September 30,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written (5)	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$33,444	18.0%	$29,252	16.8%
Europe	14,083	7.6%	17,303	9.9%
Japan and Australasia	11,799	6.4%	17,181	9.8%
North America	68,181	36.7%	53,137	30.4%
Worldwide risks (4)	33,114	17.8%	39,714	22.8%
Other	25,028	13.5%	18,003	10.3%
Total	$185,649	100.0%	$174,590	100.0%

	Nine months ended September 30,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written (5)	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$83,218	8.7%	$78,041	9.0%
Europe	112,778	11.8%	102,735	11.9%
Japan and Australasia	57,301	6.0%	55,564	6.4%
North America	421,701	44.2%	370,888	42.9%
Worldwide risks (4)	212,434	22.2%	201,910	23.4%
Other	68,030	7.1%	55,646	6.4%
Total	$955,462	100.0%	$864,784	100.0%

(1) Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3) Gross premiums written relating to the Island Heritage segment are included in the Caribbean geographic area.
(4) This geographic area includes contracts that cover risks in two or more geographic zones.
(5) Gross premiums written in 2009 have been reclassified to conform to current year presentation.

Flagstone Reinsurance Holdings, S.A.
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,563,469	$1,423,573	$1,199,577	$1,228,561	$1,250,939
Short term investments, at fair value	19,469	30,320	310,061	232,434	202,711
Other investments	108,855	98,200	56,607	46,224	49,756
Total investments	1,691,793	1,552,093	1,566,245	1,507,219	1,503,406

Cash and cash equivalents	308,962	370,588	412,441	352,185	334,730
Restricted cash	51,266	24,742	24,293	85,916	52,370
Premium balances receivable	403,861	502,476	386,831	278,956	376,584
Unearned premiums ceded	90,084	120,555	83,125	52,690	80,907
Reinsurance recoverable	27,834	22,589	22,213	19,270	15,996
Accrued interest receivable	14,007	13,723	9,475	11,223	9,318
Receivable for investments sold	26,321	19,443	41,104	5,160	27,410
Deferred acquisition costs	74,779	78,582	66,057	54,637	67,088
Funds withheld	25,806	27,709	23,934	22,168	21,890
Goodwill	16,405	16,246	16,295	16,533	16,496
Intangible assets	31,963	31,756	33,528	35,790	35,666
Assets held for sale	11,000	-	-	-	-
Other assets	123,392	122,296	131,878	125,021	102,006
Total assets	$2,897,473	$2,902,798	$2,817,419	$2,566,768	$2,643,867

LIABILITIES
Loss and loss adjustment expense reserves	$683,278	$602,451	$540,528	$480,660	$471,954
Unearned premiums	497,011	557,207	466,022	330,416	459,087
Insurance and reinsurance balances payable	78,430	101,523	72,883	62,864	65,974
Payable for investments purchased	17,205	17,915	68,520	11,457	37,944
Long term debt	251,472	249,647	251,309	252,402	252,774
Other liabilites	87,688	69,959	49,710	63,155	60,173
Total liabilities	1,615,084	1,598,702	1,448,972	1,200,954	1,347,906

EQUITY
Common voting shares	850	850	850	850	849
Common shares held in treasury, at cost	(84)	(70)	(50)	(20)	(20)
Additional paid-in capital	830,107	845,039	864,708	892,817	887,829
Accumulated other comprehensive loss	(6,319)	(11,754)	(10,173)	(6,976)	(7,332)
Retained earnings	399,499	362,238	352,266	324,347	256,289
Total Flagstone shareholders' equity	1,224,053	1,196,303	1,207,601	1,211,018	1,137,615
Noncontrolling interest in subsidiaries (1)	58,336	107,793	160,846	154,796	158,346
Total equity	1,282,389	1,304,096	1,368,447	1,365,814	1,295,961
Total liabilities and equity	$2,897,473	$2,902,798	$2,817,419	$2,566,768	$2,643,867

Basic book value per common share	$15.93	$15.28	$15.04	$14.56	$13.69
Diluted book value per common share	$15.10	$14.47	$14.25	$13.97	$13.20
Debt to total capitalization (2)	17.0%	17.3%	17.2%	17.2%	18.2%

(1) Noncontrolling interest in subsidiaries includes Mont Fort Re (see Pages 11 and 12 for additional information), Island Heritage, Flagstone Reinsurance Africa ($nil as of December 31, 2009) and IAL King Air Limited (with effect from October 1, 2009).

(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

Flagstone Reinsurance Holdings, S.A.
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	September 30, 2010		June 30, 2010		March 31, 2010		December 30, 2009		September 30, 2009
U.S. government and agency securities	$272,798	16.1%	$265,010	17.1%	$427,731	27.3%	$431,715	28.6%	$504,142	33.5%
Corporates	614,299	36.3%	580,712	37.4%	469,900	30.0%	519,242	34.5%	488,780	32.5%
U.S. states and political subdivisions	1,605	0.1%	1,617	0.1%	2,206	0.1%	1,903	0.1%	1,968	0.1%
Other foreign governments	288,502	17.1%	255,975	16.5%	58,296	3.7%	114,427	7.6%	112,171	7.5%
Mortgage-backed securities	238,701	14.1%	161,830	10.4%	179,296	11.5%	112,067	7.4%	106,631	7.1%
Asset-backed securities	147,564	8.7%	158,429	10.2%	62,148	4.0%	49,207	3.3%	37,247	2.5%
Total fixed maturities	1,563,469	92.4%	1,423,573	91.7%	1,199,577	76.6%	1,228,561	81.5%	1,250,939	83.2%
Short term investments	19,469	1.2%	30,320	2.0%	310,061	19.8%	232,434	15.4%	202,711	13.5%
Total	1,582,938	93.6%	1,453,893	93.7%	1,509,638	96.4%	1,460,995	96.9%	1,453,650	96.7%
Other investments	108,855	6.4%	98,200	6.3%	56,607	3.6%	46,224	3.1%	49,756	3.3%
Total	$1,691,793	100.0%	$1,552,093	100.0%	$1,566,245	100.0%	$1,507,219	100.0%	$1,503,406	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$991,396	62.6%	$912,586	62.7%	$1,171,384	77.6%	$1,043,223	71.4%	$1,046,725	72.0%
AA	208,192	13.2%	182,548	12.6%	91,165	6.0%	111,300	7.6%	89,281	6.2%
A	270,537	17.1%	245,897	16.9%	168,916	11.2%	214,214	14.7%	216,442	14.9%
BBB	112,813	7.1%	112,862	7.8%	78,173	5.2%	91,723	6.3%	99,450	6.8%
Below investment grade	-	0.0%	-	0.0%	-	0.0%	535	0.0%	1,752	0.1%
Total	$1,582,938	100.0%	$1,453,893	100.0%	$1,509,638	100.0%	$1,460,995	100.0%	$1,453,650	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$46,198	2.9%	$60,357	4.2%	$424,133	28.0%	$312,253	21.4%	$286,503	19.6%
From one to five years	865,384	54.7%	800,159	55.0%	581,532	38.5%	588,707	40.3%	740,212	50.9%
From five to ten years	185,685	11.7%	187,742	12.9%	222,979	14.8%	324,095	22.2%	209,992	14.4%
Above ten years	99,406	6.3%	84,420	5.8%	38,575	2.6%	72,753	5.0%	73,065	5.1%
Asset-backed and mortgage-backed securities	386,265	24.4%	321,215	22.1%	242,419	16.1%	163,187	11.1%	143,878	10.0%
Total	$1,582,938	100.0%	$1,453,893	100.0%	$1,509,638	100.0%	$1,460,995	100.0%	$1,453,650	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$28,471		$22,818		$5,734		$5,486		$5,113
Catastrophe bonds	76,798		71,422		46,600		36,128		18,219
Equity securities	172		182		212		290		21,796
Other investment	3,414		3,778		4,061		4,320		4,628
Total	$108,855		$98,200		$56,607		$46,224		$49,756

Flagstone Reinsurance Holdings, S.A.
RESERVE FOR LOSSES AND LOSS EXPENSES:
PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended September 30, 2010			Three months ended June 30, 2010			Three months ended March 31, 2010
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$602,451	$(22,589)	$579,862	$540,528	$(22,213)	$518,315	$480,660	$(19,270)	$461,390

Incurred	124,636	(5,547)	119,089	154,838	(2,975)	151,863	134,801	(7,422)	127,379

Other (1)	22,586	(3,068)	19,518	(10,511)	1,018	(9,493)	(5,041)	2,101	(2,940)

Paid	(66,395)	3,370	(63,025)	(82,404)	1,581	(80,823)	(69,892)	2,378	(67,514)

End of period	$683,278	$(27,834)	$655,444	$602,451	$(22,589)	$579,862	$540,528	$(22,213)	$518,315

Paid to incurred percentage	53.3%	60.8%	52.9%	53.2%	53.1%	53.2%	51.8%	32.0%	53.0%

	Three months ended December 31, 2009			Three months ended September 30, 2009
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$471,954	$(15,996)	$455,958	$453,490	$(16,810)	$436,680

Incurred	74,261	(5,486)	68,775	82,434	(2,259)	80,175

Other (1)	316	4,826	5,142	4,634	1,753	6,387

Paid	(65,871)	(2,614)	(68,485)	(68,604)	1,320	(67,284)

End of period	$480,660	$(19,270)	$461,390	$471,954	$(15,996)	$455,958

Paid to incurred percentage	88.7%	(47.6)%	99.6%	83.2%	58.4%	83.9%

(1) This amount represents the movement in reserves as a result of foreign exchange movements.

Flagstone Reinsurance Holdings, S.A.
CAPITALIZATION (Unaudited)

	As at
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009

Long term debt	$251,472	$249,647	$251,309	$252,402	$252,774
Flagstone shareholders’ equity	1,224,053	1,196,303	1,207,601	1,211,018	1,137,615

Total capitalization	$1,475,525	$1,445,950	$1,458,910	$1,463,420	$1,390,389

Leverage ratio:
Debt to total capitalization	17.0%	17.3%	17.2%	17.2%	18.2%

		September 30, 2010		September 30, 2009
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)		$450,000	$388,126	$450,000	$381,970
Letter of credit facility (f)		$200,000	$32,306	$200,000	$-
Letter of credit facility (g)		$-	$-	$50,000	$-

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly. The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly. The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) On April 28, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $450.0 million standby letter of credit facilty with Citibank Europe Plc. The drawn amount of the facility at September 30, 2010, was secured by $435.5 million of fixed maturity securities from the Company's investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.

(f) On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc. The drawn amount of the facillity at September 30, 2010, was secured by $35.9 million of fixed maturity securities from the Company's investment portfolio.

(g) On June 5, 2009, Flagstone Suisse entered into a secured $50.0 million standby letter of credit facility with BNP Paribas. The BNP Facility had an initial term of one year and the Company decided to let the facility expire as per the terms of the agreement effective June 4, 2010.

Flagstone Reinsurance Holdings, S.A.
EARNINGS PER COMMON SHARE INFORMATION – AS REPORTED, GAAP (Unaudited)

	Three months ended September 30,		Nine months ended September 30,		Year ended
	2010	2009	2010	2009	December 31, 2009

Net income attributable to Flagstone	$37,261	$67,130	$82,034	$170,687	$242,192

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	77,631,156	84,004,784	79,871,964	84,711,027	84,279,777

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	141,691	171,818	199,195	198,313	224,015
Weighted average common shares outstanding - Diluted	77,772,847	84,176,602	80,071,159	84,909,340	84,503,792

EARNINGS PER COMMON SHARE
Basic	$0.48	$0.80	$1.03	$2.01	$2.87
Diluted	$0.48	$0.80	$1.02	$2.01	$2.87

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings, S.A.
NON-GAAP FINANCIAL MEASURES RECONCILATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Flagstone shareholders’ equity	$1,224,053	$1,196,303	$1,207,601	$1,211,018	$1,137,615
Cumulative distributions paid per outstanding common share (1)	0.52	0.48	0.44	0.40	0.36
Common shares outstanding	76,588,153	78,009,113	80,001,073	82,985,219	82,864,844
add in:
vested restricted share units	262,013	262,013	270,053	205,157	205,157
Total common shares and common share equivalents outstanding	76,850,166	78,271,126	80,271,126	83,190,376	83,070,001

Basic book value per common share	$15.93	$15.28	$15.04	$14.56	$13.69

Basic book value per common share plus accumulated distributions (1) (2)	$16.45	$15.76	$15.48	$14.96	$14.05

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$1,224,053	$1,196,303	$1,207,601	$1,211,018	$1,137,615
add in:
proceeds on exercise of warrant (3)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$1,224,053	$1,196,303	$1,207,601	$1,211,018	$1,137,615

Cumulative distributions paid per outstanding common share (1)	$0.52	$0.48	$0.44	$0.40	$0.36

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	76,850,166	78,271,126	80,271,126	83,190,376	83,070,001
add in:
vesting of performance share units	3,945,058	4,095,175	4,130,213	3,305,713	2,813,585
vesting of restricted share units	293,925	303,910	319,960	168,000	328,096
Diluted common shares outstanding	81,089,149	82,670,211	84,721,299	86,664,089	86,211,682

Diluted book value per common share	$15.10	$14.47	$14.25	$13.97	$13.20

Diluted book value per common share plus accumulated distributions (1) (2)	$15.62	$14.95	$14.67	$14.36	$13.54

Change in diluted book value per common share: Quarter	4.3%	1.5%	2.0%	5.9%	6.3%
Change in diluted book value per common share adjusted for distributions (1) (4): Quarter	4.4%	1.9%	2.2%	6.0%	6.4%
Change in diluted book value per common share adjusted for distributions (1) (4): Rolling 12 months	15.3%	17.5%	23.6%	24.5%	5.6%
Annualized change in diluted book value per common share adjusted for distributions since inception	10.2%	9.7%	9.8%	9.9%	8.8%

(1) Distributions paid per common share are in the form of a non-dividend return of capital. Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(2) Basic and diluted book value per common share plus accumulated distributions is calculated by dividing the sum of Flagstone shareholders' equity and cumulative distributions declared by diluted common shares outstanding.

(3) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(4) Change in diluted book value per common share adjusted for distributions is the internal rate of return of the increase in diluted book value per common share in the period plus distributions declared.

Flagstone Reinsurance Holdings, S.A.
SUMMARY CONSOLIDATING BALANCE SHEET – MONT FORT (Unaudited)

	As at September 30, 2010
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,520,821	$42,648	$-	$1,563,469
Short term investments, at fair value	18,469	1,000	-	19,469
Other investments	110,404	-	(1,549)	108,855
Total investments	1,649,694	43,648	(1,549)	1,691,793

Cash and cash equivalents	305,141	3,821	-	308,962
Restricted cash	51,266	-	-	51,266
Premium balances receivable	406,977	14,799	(17,915)	403,861
Unearned premiums ceded	88,955	1,129	-	90,084
Reinsurance recoverable	27,834	-	-	27,834
Accrued interest receivable	13,848	159	-	14,007
Receivable for investments sold	25,832	489	-	26,321
Deferred acquisition costs	74,735	44	-	74,779
Funds withheld	25,806	-	-	25,806
Goodwill, intangibles and other assets	171,734	26	-	171,760
Asset held for sale	11,000	-	-	11,000
Due from related parties	62	(62)	-	-
Total assets	$2,852,884	$64,053	$(19,464)	$2,897,473

LIABILITIES
Loss and loss adjustment expense reserves	$683,278	$-	$-	$683,278
Unearned premiums	495,495	1,516	-	497,011
Insurance and reinsurance balance payable	79,088	17,223	(17,881)	78,430
Payable for investments purchased	16,803	402	-	17,205
Long term debt	251,472	-	-	251,472
Other liabilites	87,649	39	-	87,688
Total liabilities	1,613,785	19,180	(17,881)	1,615,084

EQUITY
Common voting shares	850	1,400	(1,400)	850
Common shares held in treasury	(84)	-	-	(84)
Additional paid-in capital	830,107	28,100	(28,100)	830,107
Accumulated other comprehensive loss	(6,319)	-	-	(6,319)
Retained earnings	399,475	15,373	(15,349)	399,499
Total Flagstone shareholders' equity	1,224,029	44,873	(44,849)	1,224,053
Noncontrolling interest in subsidiaries	15,070	-	43,266	58,336
Total equity	1,239,099	44,873	(1,583)	1,282,389
Total liabilities and equity	$2,852,884	$64,053	$(19,464)	$2,897,473

Flagstone Reinsurance Holdings, S.A.
SUMMARY CONSOLIDATING INCOME STATEMENTS – MONT FORT (Unaudited)

	Three months ended September 30, 2010				Nine months ended September 30, 2010
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$185,609	$4,338	$(4,298)	$185,649	$953,524	$17,253	$(15,315)	$955,462
Premiums ceded	(30,410)	(115)	4,252	(26,273)	(191,061)	(2,660)	15,258	(178,463)
Net premiums written	155,199	4,223	(46)	159,376	762,463	14,593	(57)	776,999
Change in net unearned premiums	39,113	191	14	39,318	(128,147)	(1,291)	27	(129,411)
Net premiums earned	194,312	4,414	(32)	198,694	634,316	13,302	(30)	647,588
Net investment income	7,285	203	-	7,488	22,246	746	-	22,992
Net realized and unrealized gains - investments	39,768	397	-	40,165	35,349	1,956	-	37,305
Net realized and unrealized gains - other	7,677	-	-	7,677	10,460	909	-	11,369
Other income	1,706	274	(195)	1,785	19,746	359	(748)	19,357
Total revenues	250,748	5,288	(227)	255,809	722,117	17,272	(778)	738,611

EXPENSES
Loss and loss adjustment expenses	112,834	6,255	-	119,089	369,828	28,503	-	398,331
Acquisition costs	30,354	458	(197)	30,615	117,977	1,809	(750)	119,036
General and administrative expenses	49,322	16	-	49,338	133,160	75	-	133,235
Interest expense	2,690	-	-	2,690	7,749	-	-	7,749
Net foreign exchange losses (gains)	17,106	(34)	-	17,072	5,277	(23)	6	5,260
Total expenses	212,306	6,695	(197)	218,804	633,991	30,364	(744)	663,611

Income (loss) before income taxes and interest in earnings of equity
investments	38,442	(1,407)	(30)	37,005	88,126	(13,092)	(34)	75,000
Provision for income tax	(966)	-	-	(966)	(4,256)	-	-	(4,256)
Interest in earnings of equity investments	(364)	-	-	(364)	(906)	-	-	(906)
Net income (loss)	37,112	(1,407)	(30)	35,675	82,964	(13,092)	(34)	69,838
Less: Loss attributable to noncontrolling interest	155	-	1,431	1,586	12,196	-	-	12,196
NET INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$37,267	$(1,407)	$1,401	$37,261	$95,160	$(13,092)	$(34)	$82,034

Net income (loss)	$37,112	$(1,407)	$(30)	$35,675	$82,964	$(13,092)	$(34)	$69,838
Change in currency translation adjustment	5,352	-	-	5,352	471	-	-	471
Change in defined benefit pension plan obligation	83	-	-	83	186	-	-	186
Comprehensive income (loss)	42,547	(1,407)	(30)	41,110	83,621	(13,092)	(34)	70,495
Less: Comprehensive (income) loss attributable to noncontrolling interest	155	-	1,431	1,586	(954)	-	13,150	12,196
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$42,702	$(1,407)	$1,401	$42,696	$82,667	$(13,092)	$13,116	$82,691

KEY RATIOS

Loss ratio	58.1%			59.9%	58.3%			61.5%
Acquisition cost ratio	15.6%			15.4%	18.6%			18.4%
General and administrative expense ratio	25.4%			24.8%	21.0%			20.6%
Combined ratio	99.1%			100.1%	97.9%			100.5%

Flagstone Reinsurance Holdings, S.A.
NON-GAAP FINANCIAL MEASURE RECONCILIATION (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009

Net income attributable to Flagstone	$37,261	$67,130	$82,034	$170,687

ADJUSTMENTS FOR:
Net realized and unrealized (gains) - investments	(40,165)	(21,286)	(37,305)	(26,469)
Net realized and unrealized (gains) - other	(7,677)	(1,373)	(11,369)	(11,273)
Net foreign exchange losses	17,072	2,390	5,260	3,125

NET OPERATING INCOME	$6,491	$46,861	$38,620	$136,070

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$1,210,178	$1,116,197	$1,217,535	$1,061,814

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	2.1%	16.8%	4.2%	17.1%